SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2017

DTHERA SCIENCES

(Exact Name of Registrant as Specified in Charter)

Nevada	333-191175	90-0925768
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

7310 Miramar Rd Suite 350., San Diego, CA	92126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 215-6360

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.

Item 8.01 Other Events.

As of August 28, 2017, Dthera Sciences (the “Company”) had 42,229,585 shares of its common stock issued and outstanding.

As previously reported by the Company in a Current Report filed with the Commission on July 25, 2017, and in the Company’s Quarterly Report on Form 10-Q, on July 19, 2017, the Company commenced two parallel private offerings of its securities. The aggregate amount sought to be raised in the two offerings is up to $975,000. This Current Report is filed to provide an update on the amounts sold in the two offerings.

Investor Offering

The first private offering is offered to third-party investors (the “Investor Offering”), in which the Company is selling units (the “Units”) which consist of four shares of the Company’s common stock and warrants to purchase one additional share of common stock. The per unit price is $0.12, and the exercise price for the warrants is $0.45.

The foregoing summary of the terms and conditions of the Investor Offering does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of Investment Unit Purchase Agreement and the form of warrant, both of which were filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2017.

As of August 28, 2017, the Company had sold an aggregate of 24,863,832 shares of its common stock in the Investor Offering and issued warrants to purchase an additional 6,678,432 shares of its common stock. The Company will provide additional disclosures regarding final share and dollar amount totals upon the closing of the Investor Offering.

Employee/Consultant Offering

The second private offering is being offered to employees and consultants of the Company (the “Employee Offering”), in which the Company is selling shares of its common stock at a purchase price of $0.03 per share. The shares sold in the Employee Offering include restrictions on their resale, and the Company reserves the right to repurchase the shares (the “Repurchase Right”) on terms as agreed between the Company and the employee or consultant. Per the Employee and Consultant Share Purchase Agreement, the Company’s Repurchase Rights will terminate (subject to certain conditions) following a term of not less than 5 months or more than 36 months from the purchase date.

The foregoing summary of the terms and conditions of the Employee Offering does not purport to be complete, and is qualified in its entirety by reference to the full text of the Employee and Consultant Share Purchase Agreement which was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2017.

As of August 28, 2017, the Company had sold an aggregate of 2,934,667 shares of its common stock in the Employee Offering. The Company will provide additional disclosures regarding final share and dollar amount totals upon the closing of the Employee Offering.

The securities offered and sold and to be sold by the Company in the Investor Offering and the Employee Offering were not and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

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The Investor Offering and the Employee Offering were and are being made in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act and/or the private offering safe harbor provisions of Rule 506 of Regulation D based on the following factors: (i) the number of offerees or purchasers, as applicable, (ii) the absence of general solicitation, (iii) investment representations obtained from the security holders in each of the transactions, (iv) the provision of appropriate disclosure, and (v) the placement of restrictive legends on the certificates reflecting the securities.

The aggregate amount raised by the Company in the Investor Offering and the Employee Offering as of August 28, 2017, was $834,052.

Item 1.01 Entry into a Material Definitive Agreement.

Beginning on August 28, 2017, the Company entered into a series of intellectual property purchase and assignment agreements (collectively, the “IP Agreements”) with certain of the Company’s officers, directors, and consultants, pursuant to which the Company purchased the intellectual and intangible property (collectively, the “Intellectual Property”) used by the Company in the operation of its business of operating a digital therapeutic company focused on reminiscence therapy.

The Company paid an aggregate of $361,000 to acquire the Intellectual Property, paying the following amounts to the following individuals:

–	David Keene, Chief Technical Officer and Director: $130,000
–	Edward Cox, Chief Executive Officer and Director: $130,000
–	Martyn Gross, Chief Operating Officer: $39,000
–	Yevgeniy Kostikov, Director of Product and Corporate Development: $38,000
–	Rebecca Senger, Business Operations Manager: $24,000

Unrelated to this transaction, the five individuals listed above invested an aggregate of $351,273 into the Company in connection with the two offerings referenced above.

The Board of Directors determined it to be in the best interests of the Company, in connection with the Company’s plans for development of its business and with potential future growth and business opportunities, to acquire the Intellectual Property from the various owners, all of whom had worked to develop the Intellectual Property, but who owned and held the rights to such Intellectual Property prior to the finalization of the IP Agreements.

Pursuant to the IP Agreements, the Company acquired outstanding Intellectual Property used by the Company, including but not limited to patents; trademarks; copyrights; other intangible rights such as strategic vision, business connections, and business direction related to the business of the Company; royalties and proceeds; and claims and causes of action relating to the Intellectual Property. Each Seller represented and warranted, among other things, that he or she was the exclusive owner of the Intellectual Property assigned pursuant to the IP Agreement (the “Assigned IP”); that he or she had the right and power to enter into the IP Agreement; that the Assigned IP does not infringe on the rights of any person or entity, and that there were no claims pending or threatened with respect to such seller’s rights in the Assigned IP. The Company and the various sellers agreed that the sellers continued to provide services to the Company, and that in so doing they would need access to the Assigned IP to continue to perform their functions with the Company.

The foregoing summary of the terms and conditions of the IP Agreements does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of IP Agreement which is filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Form of Intellectual Property Purchase and Assignment Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dthera Sciences
Date: August 31, 2017
	By:	/s/ Edward Cox
	Name: Title:	Edward Cox Chief Executive Officer

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